PITCAIRN FUNDS

                          SUPPLEMENT DATED MAY 11, 2002
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2002

                                TAXABLE BOND FUND

PORTFOLIO MANAGER CHANGE:

TAXABLE BOND FUND: Effective May 11, 2002, the portfolio manager of the Taxable Bond Fund is Jack Yates III. See biographical information under Small Cap Value Fund. Mr. Patrick M. Kennedy no longer serves as a portfolio manager for this Fund.

                              TAX-EXEMPT BOND FUND

PORTFOLIO MANAGER CHANGE:

TAX-EXEMPT BOND FUND: Effective May 11, 2002, the portfolio manager of the Tax-Exempt Bond Fund is Jack Yates III. See biographical information under Small Cap Value Fund. Mr. Patrick M. Kennedy no longer serves as the portfolio manager for this Fund.